Exhibit 99.1

Black Ridge Acquisition Corp Issues Statement on Previously Announced Transaction to Form Allied Esports Entertainment, Inc.

Minneapolis, Minn. and Irvine, Calif. (January 03, 2019) — Black Ridge Acquisition Corp. (“Black Ridge”) (NASDAQ: BRAC (Common Stock), BRACU, BRACW, BRACR) today issued the following statement from its Chairman and Chief Executive Officer, Kenneth T. DeCubellis, regarding its previously announced transaction to acquire certain assets from Ourgame International Holdings Ltd. (“Ourgame”):

“On December 19, 2018, we announced a definitive agreement whereby Black Ridge will acquire Ourgame’s global esports entertainment assets, including Allied Esports International, Inc. and WPT Enterprises, Inc. Since our initial announcement, we have received questions from various stockholders as to the status of Black Ridge prior to the consummation of the proposed transaction. We therefore wish to advise investors that until the transaction closes, Black Ridge will remain a separate public company and its common stock will continue to be listed on the NASDAQ Capital Market under the ticker symbol “BRAC.” At the closing of the transaction, assuming the applicable closing conditions are met, Black Ridge is expected to be renamed Allied Esports Entertainment, Inc. and its common stock is expected to trade on the NASDAQ Capital Market under the new ticker symbol “AESE.” At such time, to the extent Black Ridge public shareholders do not exercise their redemption rights, their shares of Black Ridge will remain outstanding but will then trade under the new symbol going forward.”

About Black Ridge Acquisition Corp.

Black Ridge Acquisition Corp. is a special purpose acquisition company sponsored by Black Ridge Oil & Gas, Inc. (OTCQB: ANFC) for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or assets.  Black Ridge Acquisition Corp. completed its initial public offering in October 2017, raising $138 million in cash proceeds.

About Ourgame International Holdings Ltd.

Ourgame International Holdings Ltd. is a leading mind sports entertainment company with products, operations and investments across card and board games, mind sports and esports in China and globally. The Company is a pioneer of online card and board games in China, offering more than 200 online games, and is an industry leader in integrated online and offline platforms, reaching more than 700 million total users. Ourgame acquired the World Poker Tour, a premiere gaming entertainment company, in 2015 and has since significantly expanded its operations. Ourgame has developed its esports business through its Allied Esports subsidiary with arenas and operations in China, the United States and Europe. Ourgame is listed in the Hong Kong Stock Exchange main board with a stock code of 06899.

About Allied Esports International, Inc.

Allied Esports is a premier esports entertainment company with a global network of dedicated esports properties and content production facilities. Its mission is to connect players, streamers and fans via integrated arenas and mobile esports trucks around the world that serve as both gaming battlegrounds and every day content generation hubs. Allied Esports is a subsidiary of Ourgame International (SEHK:899), owner of WPT Enterprises, Inc., the operator of The World Poker Tour®.

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Through direct operation and affiliate relationships via the Allied Esports Property Network, the first esports venue affiliate program available to partners looking to open new esports facilities around the world, Allied Esports locations currently include 11 properties in the top three esports markets across the globe: North America’s HyperX Esports Arena Las Vegas, Esports Arena Orange County, Esports Arena Oakland and Esports Truck “Big Meta”; Europe’s ELC Gaming Esports Truck “Big Betty” and Esports Studio in Hamburg, Germany; and China’s Lianmeng Dianjing in Beijing, Lianmeng Dianjing SEG Arena in Shenzhen, Lianmeng Dianjing Tianjin Arena, Lianmeng Dianjing Gui’an Arena and Lianmeng Dianjing LGD Hangzhou Arena. The Allied Esports Property Network’s 12th property, run by Fortress Esports, is expected to open in Melbourne, Australia in 2019.

About WPT Enterprises, Inc. (World Poker Tour)

WPT Enterprises, Inc. is the creator of the World Poker Tour® (WPT®) – the premier name in internationally televised gaming and entertainment with brand presence in land-based tournaments, television, online and mobile. Leading innovation in the sport of poker since 2002, WPT ignited the global poker boom with the creation of a unique television show based on a series of high-stakes poker tournaments. WPT has broadcast globally in more than 150 countries and territories, and is currently producing its 17th season, which airs on FOX Sports Regional Networks in the United States. Season XVII of WPT is sponsored by ClubWPT.com. ClubWPT.com is a unique online membership site that offers inside access to the WPT, as well as a sweepstakes-based poker club available in 35 states across the United States with innovative features and state-of-the-art creative elements inspired by WPT’s 16 years of experience in gaming entertainment. WPT also participates in strategic brand license, partnership, and sponsorship opportunities. WPT Enterprises, Inc. is a subsidiary of Allied Esports Entertainment, Inc.

Additional Information about the Transaction and Where to Find It

This communication relates to a proposed business combination (the “Proposed Transaction”) between Black Ridge and Ourgame and may be deemed to be solicitation material in respect of the Proposed Transaction.  The Proposed Transaction will be submitted to the stockholders of Black Ridge and Ourgame for their approval.  In connection with the Black Ridge stockholder vote on the Proposed Transaction, Black Ridge intends to file with the SEC a proxy statement on Schedule 14A.  This communication is not a substitute for the proxy statement that Black Ridge will file with the SEC or any other documents that Black Ridge may file with the SEC or send to its stockholders in connection with the Proposed Transaction.  When completed, Black Ridge will mail a definitive proxy statement to its stockholders in connection with Black Ridge’s solicitation of proxies for the special meeting of Black Ridge stockholders to be held to approve the Proposed Transaction.  This presentation does not contain all the information that should be considered concerning the Proposed Transaction, including relevant risk factors that may be included in the proxy statement.  It is not intended to provide the basis for any investment decision or any other decision in respect to the Proposed Transaction.  Black Ridge stockholders and other interested persons are advised to read, when available, Black Ridge’s preliminary proxy statement, the amendments thereto, and the definitive proxy statement, as these materials will contain important information about the Proposed Transaction.  A copy of the definitive proxy statement will be sent when available to all stockholders of record of Black Ridge seeking the required stockholder approvals.  Investors and stockholders can obtain free copies of the preliminary proxy statement once it is available and other documents filed with the SEC by Black Ridge through the web site maintained by the SEC at www.sec.gov.  In addition, investors and stockholders can obtain free copies of the preliminary proxy statement once it is available from Black Ridge by accessing Black Ridge’s website at www.blackridgeacq.com.

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Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may relate to the Proposed Transaction and any other statements relating to future results, strategy and plans of Black Ridge and Ourgame (including certain projections and business trends, and statements which may be identified by the use of the words “plans”, “expects” or “does not expect”, “estimated”, “is expected”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “might”, “projects”, “will” or “will be taken”, “occur” or “be achieved”).  Forward-looking statements are based on the opinions and estimates of management of Black Ridge or Ourgame, as the case may be, as of the date such statements are made, and they are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements.  For Ourgame, these risks and uncertainties include, but are not limited to, its revenues and operating performance, general economic conditions, industry trends, legislation or regulatory requirements affecting the business in which it is engaged, management of growth, its business strategy and plans, the result of future financing efforts and its dependence on key personnel.  For Black Ridge, factors include, but are not limited to, the successful combination of Black Ridge with Ourgame’s business, amount of redemptions, the ability to retain key personnel and the ability to achieve stockholder and regulatory approvals and to successfully close the Proposed Transaction.  Additional information on these and other factors that may cause actual results and Black Ridge’s performance to differ materially is included in Black Ridge’s periodic reports filed with the SEC, including but not limited to Black Ridge’s Form 10-K for the year ended December 31, 2017 and subsequent Forms 10-Q.  Copies may be obtained by contacting Black Ridge or the SEC.  Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made.  These forward-looking statements are made only as of the date hereof, and Black Ridge undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

No Offer or Solicitation

This communication is for informational purposes only and is neither an offer to sell or purchase, nor the solicitation of an offer to buy or sell any securities, nor is it a solicitation of any vote, consent, or approval in any jurisdiction pursuant to or in connection with the Proposed Transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in Solicitation

Black Ridge and Ourgame, and their respective directors and executive officers, may be deemed participants in the solicitation of proxies of Black Ridge stockholders in respect of the Proposed Transaction.  Information about the directors and executive officers of Black Ridge is set forth in Black Ridge’s Form 10-K for the year ended December 31, 2017.  Information about the directors and executive officers of Ourgame and more detailed information regarding the identity of all potential participants, and their direct and indirect interests, by security holdings or otherwise, will be set forth in Black Ridge’s proxy statement, when available.  Investors may obtain additional information about the interests of such participants by reading such proxy statement when it becomes available.

Investor Contact:

Lasse Glassen

Addo Investor Relations

lglassen@addoir.com

424-238-6249

Media Contact:

James Moe

Black Ridge Acquisition Corp.

james.moe@blackridgeoil.com

952-426-1241

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